Exhibit 99.2

              STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                       REGARDING FACTS AND CIRCUMSTANCES
                       RELATING TO EXCHANGE ACT FILINGS


         I, R. S. Miller, Jr., Principal Executive Officer of Bethlehem Steel Corporation, state and attest that:

         (1) to the best of my knowledge, based upon a review of the covered reports of Bethlehem Steel Corporation and, except as corrected or supplemented in a subsequent covered report:

         . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         . Annual Report on Form 10-K for 2001 filed with the Commission of Bethlehem Steel Corporation;

         . all reports on Form 10-Q and all reports on Form 8-K of Bethlehem Steel Corporation filed with the Commission subsequent to the filing of the form 10-K identified above; and

         .  any amendments to any of the foregoing.




                                        Subscribed and sworn to
                                        before me this 12th day of
                                                       ----
                                        August, 2002.
                                        ------
/s/ R. S. Miller, Jr.
-------------------------               Dorothy A. Midash
R. S. Miller                            -----------------------------
August 12th, 2002                       Notary Public
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                                        Notarial Seal
                                        Dorothy A. Midash, Notary Public
                                        Bethlehem, Lehigh County